                             THE VANTAGEPOINT FUNDS

                            VANTAGEPOINT GROWTH FUND

       Supplement dated May 23, 2005 to the Prospectus dated May 1, 2005

At a meeting held on May 20, 2005, the Board of Directors of The Vantagepoint Funds (the "Board") approved the termination of the subadvisory agreement with Brown Capital Management, Inc. ("Brown") regarding the Vantagepoint Growth Fund (the "Growth Fund"), and the appointment of Legg Mason Capital Management, Inc. ("Legg Mason"), Westfield Capital Management Company, LLC ("Westfield"), and Goldman Sachs Asset Management, L.P. ("GSAM") as additional subadvisers to the Growth Fund, effective May 23, 2005. Accordingly, these subadvisory changes are reflected in the following supplement to the Prospectus.

Fidelity Management & Research Company, Peregrine Capital Management, Inc. ("Peregrine") and Tukman Capital Management, Inc. continue to serve as subadvisers to the Growth Fund. In a transition phase beginning on or around May 23, 2005, the Growth Fund's assets will be transitioned and reallocated to and among the Fund's six subadvisers. Lastly, in connection with the above changes, VIA has negotiated, and the Board has approved, a lower subadvisory fee with Peregrine. This change, as well as the changes described above, are expected to reduce the overall subadvisory fees paid by the Growth Fund.

            This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

INVESTMENT SUBADVISERS OF THE GROWTH FUND

Delete the information regarding Brown from the Growth Fund's "Investment Subadvisers" section on page 13 of the Prospectus and add the following:

Legg Mason Capital Management, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, seeks to invest primarily in common stocks that, in Legg Mason's opinion, appear to offer above average growth potential and trade at a significant discount to Legg Mason's assessment of their intrinsic value. Legg Mason expects that the majority of these securities will be in the large-cap market capitalization range (above $10 billion) at the time of purchase. Robert Hagstrom, CFA and a Senior Vice President of Legg Mason, serves as portfolio manager and has day-to-day responsibility for managing the portion of the Growth Fund's assets for which Legg Mason serves as subadviser. Mr. Hagstrom has served as a portfolio manager for Legg Mason for seven years, and has 21 years of industry experience. For over 20 years, Legg Mason has provided investment advisory services to a variety of domestic and international clients, including mutual funds, pension funds, foundations, and government-related entities.

Westfield Capital Management Company, LLC ("Westfield"), One Financial Center, Boston, Massachusetts, 02111, seeks to invest in growth stocks of companies with market capitalizations in excess of $3 billion. The firm's investment philosophy is based on its belief that stock prices follow earnings progress. Through in-depth, fundamental research, Westfield seeks out companies with reasonably priced stocks and high anticipated earnings potential. For over 15 years, Westfield has provided investment advisory services to individuals, institutions, investment companies and various business entities.

The following Westfield employees are jointly and primarily responsible for the day-to-day management of the portion of the Growth Fund's assets for which Westfield serves as subadviser: Mr. William Muggia; Mr. Arthur Bauernfeind; Mr. Ethan Meyers; Mr. Scott Emerman; and Mr. Bruce Jacobs. Mr. Muggia is the lead member of the team and as such is ultimately responsible for overall portfolio management of the portion of the Fund's assets for which Westfield serves as subadvisor. In addition, he focuses on the healthcare and medical technology sectors. He has been with Westfield since 1994, served as Executive Vice President in 1999 and 2000, and has served as President and Chief Investment Officer of Westfield since 2000. Mr. Bauernfeind, CFA, focuses on the financial services and transportation sectors. He has been with Westfield since 1990 and has served as Chairman and Chief Executive Officer of Westfield since 2000. Mr. Meyers, CFA, focuses on business, financial and consumer services companies. He joined Westfield in 1999 as an analyst, was made a Vice President in 2001, and has served as a Senior Vice President of Westfield since 2004. Mr. Emerman, CFA, focuses on consumer discretionary and consumer staples companies. He has served as a Senior Securities Analyst of Westfield since 2002. Before joining Westfield, he served as a Vice President in the Equity Research Department of Harbor Capital Management since 1997. Mr. Jacobs, CFA, focuses on the healthcare and medical device sectors. He has served as a Senior Securities Analyst of Westfield since 2004. Before joining Westfield, he served as a Director and Senior Equity Analyst of Deutsche Bank Securities since 1996.

Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 32nd Floor, New York, New York, 10005, combines traditional fundamental analysis with quantitative modeling while seeking to manage risk. GSAM has been in the investment advisory business since 1990. Melissa Brown, Managing Director, and Gary Chropuvka, CFA and a Vice President, serve as co-managers and are jointly and primarily responsible for managing the portion of the Growth Fund's assets for which GSAM serves as subadviser. Ms. Brown joined GSAM as a portfolio manager in 1998. Mr. Chropuvka joined GSAM in 1998 as a member of the Private Equity Partnerships team.

All other references to Brown in the Prospectus are deleted.

ANNUAL FUND OPERATING EXPENSES

The Annual Fund Operating Expenses table shows the annual operating expenses you may pay if you buy and hold shares of a Fund, based upon the amounts incurred during the Fund's most recent fiscal year. These expenses, which are calculated as a percentage of average net assets, are deducted from Fund assets and are factored into any quoted share price or investment return. If you invest in a Fund through the Vantagepoint Elite program, other fees may apply.

The following information replaces the data related to the Growth Fund in the Annual Fund Operating Expenses chart on page 49 of the Prospectus:

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                                Total Annual Fund
                                                         Management Fee    Subadviser Fees    Other Expenses        Expenses
Growth Fund*                                             0.10%             0.41%(+)           0.42%(+)          0.93%

*Vantagepoint Investment Advisers LLC will waive its management fee or reimburse Fund expenses to the extent necessary to offset any increase in aggregate subadvisory fees payable by the Growth Fund resulting from subadvisory changes that cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54%. This commitment will continue until such time as shareholders approve an increase in the aggregate management and subadvisory fees that the Growth Fund may pay.
(+)Expenses have been restated to reflect current fees.

EXAMPLE

The example is intended to help you compare the cost of investing in The Vantagepoint Funds with cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be those presented in the example.

The following information replaces the data related to the Growth Fund in the Example on page 50 of the Prospectus:

                                              1 yr       3 yrs      5 yrs     10 yrs
Growth Fund                                 $95        $298       $517       $1,147

                           [Vantagepoint Funds Logo]

                                                             SUPP-010-200505-322

                             THE VANTAGEPOINT FUNDS

                            VANTAGEPOINT GROWTH FUND

 Supplement dated May 23, 2005 to the Statement of Additional Information dated
                                  May 1, 2005

At a meeting held on May 20, 2005, the Board of Directors of The Vantagepoint Funds (the "Board") approved the termination of the subadvisory agreement with Brown Capital Management, Inc. ("Brown") regarding the Vantagepoint Growth Fund (the "Growth Fund"), and the appointment of Legg Mason Capital Management, Inc. ("Legg Mason"), Westfield Capital Management Company, LLC ("Westfield"), and Goldman Sachs Asset Management, L.P. ("GSAM") as additional subadvisers to the Growth Fund, effective May 23, 2005. Accordingly, these subadvisory changes are reflected in the following supplement to the Statement of Additional Information.

Fidelity Management & Research Company, Peregrine Capital Management, Inc. ("Peregrine") and Tukman Capital Management, Inc. continue to serve as subadvisers to the Growth Fund. In a transition phase beginning on or around May 23, 2005, the Growth Fund's assets will be transitioned and reallocated to and among the Fund's six subadvisers. Lastly, in connection with the above changes, VIA has negotiated, and the Board has approved, a lower subadvisory fee with Peregrine. This change, as well as the changes described above, are expected to reduce the overall subadvisory fees paid by the Growth Fund.

      This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.

SUBADVISERS

Delete the information regarding Brown from the "Subadvisers" section, which starts on p. 30 of the Statement of Additional Information, and add the following:

Legg Mason Capital Management, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, serves as a subadviser to the Growth Fund. Legg Mason is wholly-owned by Legg Mason, Inc., a publicly-traded, global financial services company.

Westfield Capital Management Company, LLC ("Westfield"), One Financial Center, Boston, Massachusetts, 02111, serves as a subadviser to the Growth Fund. Westfield is wholly-owned by Boston Private Financial Holdings, Inc., a publicly-traded, wealth management company.

Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 32nd Floor, New York, New York, 10005, serves as a subadviser to the Growth Fund. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., a publicly-traded, global financial services company.

Add the following information to page 33 under the Growth Fund:

                                                             Amount Paid for    Amount Paid for     Amount Paid for
                                                            Period Ended Dec.  Period Ended Dec.   Period Ended Dec.
                      Assets Managed           Fee              31, 2002            31, 2003           31, 2004
---------------------------------------------------------------------------------------------------------------------
Legg Mason*          First $200 million 0.40%               N/A                N/A                 N/A
                     Over $200 million  0.38%
---------------------------------------------------------------------------------------------------------------------
Westfield*           First $300 million 0.35%               N/A                N/A                 N/A
                     Over $300 million  0.30%
---------------------------------------------------------------------------------------------------------------------
GSAM*                First $50 million  0.30%               N/A                N/A                 N/A
                     Next $100 million  0.23%
                     Over $150 million  0.20%
---------------------------------------------------------------------------------------------------------------------

*This firm began serving as a subadviser to the Growth Fund on May 23, 2005.

Replace the information regarding Brown and Peregrine in the chart on p. 33 with the following:

                                                              Amount Paid for    Amount Paid for     Amount Paid for
                                                               Period Ended     Period Ended Dec.     Period Ended
                        Assets Managed     Fee                 Dec. 31, 2002        31, 2003          Dec. 31, 2004
---------------------------------------------------------------------------------------------------------------------
Brown+                First $50 million  0.50%                $1,002,937         $1,440,038          $1,860,930
                      Next $50 million   0.40%
                      Next $100 million  0.30%
                      Next $300 million  0.25%
                      Over $500 million  0.20%
---------------------------------------------------------------------------------------------------------------------
Peregrine             First $700 million 0.36%                N/A                $2,535,950          $2,713,136
                      Over $700 million  0.20%
---------------------------------------------------------------------------------------------------------------------

+ As of May 23, 2005, Brown no longer serves as a subadviser.

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS

Delete the information regarding Brown from the "Additional Information Pertaining to Portfolio Managers of the Funds" section, which starts on page 35 of the Statement of Additional Information, and add the following:

Data for Westfield as of May 16, 2005; data for Legg Mason as of approximately April 30, 2005 and GSAM as of approximately April 27, 2005. As of these dates, no portfolio manager listed below owned shares of the Growth Fund.

                              REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                    COMPANIES                       VEHICLES                       OTHER ACCOUNTS
                             ----------------------         ------------------------         --------------------------
                                       TOTAL ASSETS                      TOTAL ASSETS                     TOTAL ASSETS
                             NUMBER    (IN MILLIONS)        NUMBER       (IN MILLIONS)       NUMBER       (IN MILLIONS)
    PORTFOLIO MANAGER        ------    -------------        ------       -------------       ------       -------------
LEGG MASON (A SUBADVISER TO GROWTH FUND)

          Robert Hagstrom*      2               $454.3         2              $   80            57            $ 629.2
WESTFIELD (A SUBADVISER TO GROWTH FUND)
         William Muggia **      7               $2,193         4              $  421           229            $ 3,322
      Arthur Bauernfeind**      1                   $6         0                 N/A           117            $   504
              Ethan Meyers      0                  N/A         0                 N/A           158            $   801
             Scott Emerman      0                  N/A         0                 N/A            11                $21
              Bruce Jacobs      0                  N/A         0                 N/A             0                N/A
GSAM (A SUBADVISER TO GROWTH FUND)
            Melissa Brown+     37               $9,556         5              $2,516            94            $16,675
           Gary Chropuvka+     38               $9,650         5              $2,516           241            $17,845

* Mr. Hagstrom manages one "other account," with assets of $517 million, that has an advisory fee based on account performance.

** Mr. Muggia manages four "pooled investment vehicles," with assets of $421 million, and 11 "other accounts," with assets of $648 million, that have advisory fees based in part on account performance. Mr. Bauernfeind manages one "other account," with assets of $21 million, that has an advisory fee based in part on account performance.

+ Ms. Brown and Mr. Chropuvka manage one "pooled investment vehicle," with assets of $109 million, and 18 "other accounts," with assets of $4,177 million, that have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

Delete the information regarding Brown from the "Potential Conflicts of Interest" section, which starts on p. 37 of the Statement of Additional Information, and add the following:

This information is provided as of May 20, 2005:

LEGG MASON

The fact that the portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the portfolio manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. Legg Mason may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. The potential for a conflict may be increased because the portfolio manager manages one account with a performance fee; however, Legg Mason maintains written policies and procedures to address these potential conflicts of interests and ensure that accounts are treated equitably.

WESTFIELD

A conflict of interest can arise between those portfolios that our investment team manages that incorporate a performance fee with a base advisory fee and Westfield's sub-advisory relationships. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the allocation of orders is done on a pro-rata basis for all portfolios involved in the order. The purchases and sales for the separately managed accounts that include a performance fee are decided by the Westfield Investment Committee. With regard to the limited partnerships, all purchase and sale decisions are communicated to the Investment Committee and to the Compliance Department before the trade is executed. This ensures a separate review of any securities being bought or sold in these accounts. Compliance also performs a weekly review of all trading activity in the limited partnerships compared to other accounts under Westfield's management. Initial public offerings are not permitted in Westfield's limited partnerships by company policy and offering documents.

Additionally, Westfield and its employees perform investment management services for many individual and institutional clients. It is the policy of Westfield not to favor any one client over another in making advisory recommendations, subject to the suitability of those recommendations to a particular client and the specified investment objectives of the client.

GSAM

GSAM's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION OF PORTFOLIO MANAGERS

Delete the information regarding Brown from the "Compensation of Portfolio Managers" section, which starts on p. 41 of the Statement of Additional Information, and add the following:

This information is provided as of May 20, 2005:

LEGG MASON

Portfolio managers are paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the investment manager's research process, the profitability of the investment manager and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the portfolio manager pays a performance fee, and thus may pay higher fees than the Growth Fund and the other accounts managed by the portfolio manager if certain performance objectives and other requirements are met. Since the portfolio manager's compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the portfolio manager's bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Growth Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

WESTFIELD

All members of the investment team, with the exception of Mssrs. Muggia and Bauernfeind, are eligible for a fixed base salary and an annual bonus. The bonus is based on the team member's overall performance as well as Westfield's financial performance. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Each team member can also participate in the Boston Private Financial Holdings 401K/Profit Sharing Plan according to eligibility requirements, which include being at least 21 years of age and working in excess of 180 hours.

Messrs. Muggia and Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year-end. The bonus is based on Westfield's overall financial performance and can vary depending on the firm's results. Messrs. Muggia and Bauernfeind are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan and the Boston Private Financial Holdings 401K/Profit Sharing Plan as outlined above. Additionally, as manager of four limited partnerships, Mr. Muggia is also entitled to receive a portion of the performance fees earned on the partnerships, if any.

GSAM

Base Salary and Performance Bonus. GSAM's compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of investment strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the manager's pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

The benchmark for portion of the Growth Fund for which GSAM serves as subadviser is the Russell 1000 Growth Index.

GSAM's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs & Co.'s overall financial performance.

PORTFOLIO TRANSACTION OF THE FUNDS

Under "Portfolio Transactions of the Funds," beginning on p. 47, replace the second paragraph on p. 49 with the following:

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by a subadviser in servicing other clients. On occasion, a subadviser may share research so obtained with VIA. The subadvisers are authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that the commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS - ELIGIBLE INVESTMENTS


Under "Description of the Funds' Investments and Risks - Eligible Investments," beginning on p. 4 of the Statement of Additional Information, replace the "Futures" description, which appears on p. 8 of the Statement of Additional Information, with the following:


FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Short-Term Bond Fund, Asset Allocation Fund, US Government Securities Fund and Core Bond Index Fund may use fixed income futures if used for relative value, cash management, hedging, and risk control, and not for speculative purposes. The Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, Asset Allocation Fund, International Fund and each of the Index Funds, except the Core Bond Index Fund, may use equity index futures, including for cash management purposes. The Aggressive Opportunities Fund, Growth Fund, Equity Income, Growth & Income, International Fund and Overseas Equity Index Fund may use futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

APPENDIX B

PROXY VOTING POLICIES

Delete Brown's proxy voting policy and add the following proxy voting policies of Legg Mason, Westfield and GSAM:

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

-        OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

-        PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES

-        OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

-        LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

-        PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

         Compliance Review

         A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

      - 1. Identifying Potential Conflicts. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

                  (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

                  (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                  (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

      - 2. Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

      - If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

      - If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

                  (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

                  (b) After the determination is made, the following procedures will apply:

                  - (i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

                  - (ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

                                    A. If LMCM's Proxy Voting Guidelines
                                    (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

                                    B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

-     Proxy Officer Duties

      The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

      -     Proxy Administrator Duties

      The Proxy Administrator:

      1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

      2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

      3. Will use best efforts to obtain missing proxies from custodians;

      4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

      5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

      6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

      7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

      1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

      2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

      3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

      4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

      5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                   SCHEDULE A

                             PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)    Obligations of the Board of Directors

2)    Compensation of management and the Board of Directors

3)    Take-over protections

4)    Shareholders' rights

----------------------------------------------------------------------------------------
PROXY ISSUE                                                              LMCM GUIDELINE
----------------------------------------------------------------------------------------
BOARD OF DIRECTORS
----------------------------------------------------------------------------------------
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated               For
directors, independent of management
----------------------------------------------------------------------------------------
NOMINATING PROCESS: independent nominating committee seeking             For
qualified candidates, continually assessing directors and
proposing new nominees
----------------------------------------------------------------------------------------
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be            For
no larger than 15 members
----------------------------------------------------------------------------------------
CUMULATIVE VOTING FOR DIRECTORS                                          For
----------------------------------------------------------------------------------------
STAGGERED BOARDS                                                         Against
----------------------------------------------------------------------------------------
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                  Case-by-Case
----------------------------------------------------------------------------------------
COMPENSATION REVIEW PROCESS: compensation committee comprised            For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance
----------------------------------------------------------------------------------------
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of              For
liability and provide indemnification
----------------------------------------------------------------------------------------
AUDIT PROCESS                                                            For
----------------------------------------------------------------------------------------
BOARD COMMITTEE STRUCTURE: audit, compensation, and                      For
nominating and/or governance committee consisting entirely of independent directors
----------------------------------------------------------------------------------------
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board             For
activities amts should be approved by a board of independent directors and reported in proxy
----------------------------------------------------------------------------------------
FIXED RETIREMENT POLICY FOR DIRECTORS                                    Case-by-Case
----------------------------------------------------------------------------------------
OWNERSHIP REQUIREMENT: all Directors have direct and material            For
cash investment in common shares of Company
----------------------------------------------------------------------------------------
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder                For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
----------------------------------------------------------------------------------------
ANNUAL REVIEW OF BOARD/CEO BY BOARD                                      For
----------------------------------------------------------------------------------------
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                 For
----------------------------------------------------------------------------------------
VOTES FOR SPECIFIC DIRECTORS                                             Case-by-Case
----------------------------------------------------------------------------------------

- Continued -

PROXY ISSUE                                               LMCM GUIDELINE
--------------------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------------
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:            Case-by-Case
--------------------------------------------------------------------------------------
FORM OF VEHICLE: grants of stock options, stock           Case-by-Case
appreciation rights, phantom shares and restricted stock
--------------------------------------------------------------------------------------
PRICE                                                     Against plans whose
                                                          underlying securities are
                                                          to be issued at less than
                                                          100% of the current market
                                                          value
--------------------------------------------------------------------------------------
RE-PRICING: plans that allow the Board of Directors to    Against
lower the exercise price of options already granted if
the stock price falls or under-performs the market
--------------------------------------------------------------------------------------
EXPIRY: plan whose options have a life of more than ten   Case-by-Case
years
--------------------------------------------------------------------------------------
EXPIRY: "evergreen" stock option plans                    Against
--------------------------------------------------------------------------------------
DILUTION:                                                 Case-by-Case - taking into
                                                          account value creation,
                                                          commitment to
                                                          shareholder-friendly
                                                          policies, etc.
--------------------------------------------------------------------------------------
VESTING: stock option plans that are 100% vested when     Against
granted
--------------------------------------------------------------------------------------
PERFORMANCE VESTING: link granting of options, or         For
vesting of options previously granted, to specific
performance targets
--------------------------------------------------------------------------------------
CONCENTRATION: authorization to allocate 20% or more of   Against
the available options to any one individual in any one
year
--------------------------------------------------------------------------------------
DIRECTOR ELIGIBILITY: stock option plans for directors    Case-by-Case
if terms and conditions are clearly defined and
reasonable
--------------------------------------------------------------------------------------
CHANGE IN CONTROL: stock option plans with change in      Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares
--------------------------------------------------------------------------------------
CHANGE IN CONTROL: change in control arrangements         Against
developed during a take-over fight specifically to
entrench or benefit management
--------------------------------------------------------------------------------------
CHANGE IN CONTROL: granting options or bonuses to outside Against directors in event of a change in control
--------------------------------------------------------------------------------------
BOARD DISCRETION: plans to give Board broad discretion in Against setting terms and conditions of programs
--------------------------------------------------------------------------------------
EMPLOYEE LOANS: Proposals authorizing loans to employees  Against to pay for stock or options
--------------------------------------------------------------------------------------
DIRECTOR COMPENSATION: % of directors' compensation in    For
form of common shares
--------------------------------------------------------------------------------------
GOLDEN PARACHUTES                                         Case-by-Case
--------------------------------------------------------------------------------------
EXPENSE STOCK OPTIONS                                     For
--------------------------------------------------------------------------------------

 - Continued -

PROXY ISSUE                                               LMCM GUIDELINE
--------------------------------------------------------------------------------------
SEVERANCE PACKAGES: must receive shareholder approval     For
--------------------------------------------------------------------------------------
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS  Against
--------------------------------------------------------------------------------------

RELOAD OPTIONS                                            Against
--------------------------------------------------------------------------------------
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES        Against

--------------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE PLANS                             Case-by-Case
--------------------------------------------------------------------------------------

TAKEOVER PROTECTIONS
--------------------------------------------------------------------------------------
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring   Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid
--------------------------------------------------------------------------------------
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER    Case-by-Case
PURCHASE TRANSACTIONS
--------------------------------------------------------------------------------------
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that    Against
serve to prevent competing bids in a takeover situation
--------------------------------------------------------------------------------------
CROWN JEWEL DEFENSES                                      Against
--------------------------------------------------------------------------------------
 PAYMENT OF GREENMAIL                                     Against
--------------------------------------------------------------------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"            Against
PROVISIONS: provisions that seek to limit the discretion
of a future board to redeem the plan
--------------------------------------------------------------------------------------
CHANGE CORPORATION'S DOMICILE: if reason for              Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
--------------------------------------------------------------------------------------
POISON PILLS: receive shareholder ratification            For
--------------------------------------------------------------------------------------
REDEMPTION/RATIFICATION OF POISON PILL                    For
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SHAREHOLDERS' RIGHTS
--------------------------------------------------------------------------------------
CONFIDENTIAL VOTING BY SHAREHOLDERS                       For
--------------------------------------------------------------------------------------
DUAL-CLASS SHARE STRUCTURES                               Against
--------------------------------------------------------------------------------------
LINKED PROPOSALS: with the objective of making one        Against
element of a proposal more acceptable
--------------------------------------------------------------------------------------
BLANK CHECK PREFERRED SHARES: authorization of, or an     Against
increase in, blank check preferred shares
--------------------------------------------------------------------------------------
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:          Against
management seeks to increase the number of votes
required on an issue above two-thirds of the outstanding
shares
--------------------------------------------------------------------------------------
INCREASE IN AUTHORIZED SHARES: provided the amount        For
requested is necessary for sound business reasons
--------------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS                                     Case-by-Case
--------------------------------------------------------------------------------------
STAKEHOLDER PROPOSALS                                     Case-by-Case
--------------------------------------------------------------------------------------
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING      Against
RIGHTS TO BE DETERMINED BY THE BOARD WITHOUT PRIOR
SPECIFIC SHAREHOLDER APPROVAL
--------------------------------------------------------------------------------------
"FAIR PRICE" PROVISIONS: Measures to limit ability to     For
buy back shares from particular shareholder at
higher-than-market prices
--------------------------------------------------------------------------------------
PREEMPTIVE RIGHTS                                         For
--------------------------------------------------------------------------------------
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE   For
PRIOR SHAREHOLDER APPROVAL (including "anti-takeover"
measures)
--------------------------------------------------------------------------------------

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT               For
--------------------------------------------------------------------------------------
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS               For
--------------------------------------------------------------------------------------
SOCIAL AND ENVIRONMENTAL ISSUES                           As recommended by Company
                                                          Management
--------------------------------------------------------------------------------------
REIMBURSING PROXY SOLICITATION EXPENSES                   Case-by-Case
--------------------------------------------------------------------------------------

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                               Proxy Voting Policy
                               Approved July 2003

                        POLICY STATEMENT AND INTRODUCTION

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. Many of Westfield Capital's ("WCM") investment management clients have delegated to WCM the authority to vote proxies for shares in the client accounts we manage. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. WCM will vote proxies and maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth WCM's policies for voting proxies. It covers all accounts for which WCM has proxy voting authority which are primarily U.S. separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which WCM serves as sub-adviser as well as limited partnerships managed by WCM.

                                 PROXY COMMITTEE

WCM has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Board of Directors will appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

      1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

      2. considers special proxy issues as they may from time to time arise.

As of the date of these procedures, the following members of WCM will serve on the Proxy Committee:

William A. Muggia, Chief Investment Officer, Portfolio Manager Karen A. DiGravio, Chief Financial Officer, Compliance Officer Caryl D. Marchi, Assistant Vice President & Operations Manager Zureen Khairuddin, Portfolio Administrator, PROXY MANAGER Arthur J. Bauernfeind, Chairman & Chief Executive Officer

                           PROXY VOTING ADMINISTRATION

WCM's Operations Manager and Proxy Manager, under supervision of the Proxy Committee, have the following duties:

      1. annually prepares the Proxy Guidelines with the Compliance Officer and distributes them to the Proxy Committee for review;

      2. coordinates the Proxy Committee's review of any new or unusual proxy issues;

      3. manages the process of referring issues to portfolio managers for voting instructions;

      4. oversees the work of any third party vendor hired to process proxy votes;

      5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from any third party vendor and forwards information to investment professionals prepared by other areas at WCM;

      6. maintains required records of proxy votes on behalf of the appropriate WCM client accounts including maintaining documents received or created that were material to the voting decision;

      7.    prepares and distributes reports required by WCM clients;

      8. maintains records of all communications received from clients requesting information on proxy voting and responses thereto;

      9. notifies clients on how they can obtain voting records and policies and procedures; and

      10.   ensures that all proxies are voted in a timely manner;

                             PROXY VOTING GUIDELINES

WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

WCM will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with the Compliance Officer prior to implementing the request, and will maintain records of each item.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. However, when in WCM's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, WCM will not vote in accordance with those guidelines. For clients not subject to ERISA, WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Compliance Officer.

                             PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Committee. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each referral item, and
(2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM's Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

                              CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

      1. The Proxy Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Operations and Compliance Department. Neither the Investment Committee, Operations Department or the Compliance Department report to WCM's marketing business.

      2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

      3. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of WCM business relationships maintained by the Compliance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of WCM business relationships, the WCM Proxy Manager will confer with the Proxy Committee prior to voting. In addition, for referrals involving WCM sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C).

      4. WCM's Proxy Voting Guidelines may only be overridden with the written recommendation of the Board of Directors and Compliance Department concurrently.

                                  RECORDKEEPING

The Operations Manager, in conjunction with the Proxy Manager, will retain copies of the following books and records. Original Policies and Procedures will be kept with the Compliance Officer.

      1. a copy of Proxy Procedures and Guidelines as they may be in effect from time to time;

      2. a copy of each proxy statement received with respect to securities in client accounts;

      3.    records of each vote cast for each client;

      4. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

      5. written reports to clients on proxy voting and of all client requests for information and WCM's response.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

EXHIBIT A

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                             PROXY VOTING GUIDELINES

                                       FOR

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I.  BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:

A.  MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      -     WCM will WITHHOLD VOTES for the entire board of directors if

                  - The board does not have a majority of independent directors; or

                  - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE and NASDAQ rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, WCM may refer board proposed items which would normally be supported for CASE-BY-CASE review.

      - WCM will vote on a CASE-BY-CASE BASIS in contested elections of directors.

      - WCM will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

      - WCM will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. WCM may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

      - WCM will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. WCM may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

      - WCM will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.  EXECUTIVE COMPENSATION

WCM will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

      - WCM will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

      - WCM will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

      - Except where WCM is otherwise withholding votes for the entire board of directors, WCM will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

WCM may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.  CAPITALIZATION

WCM will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

      - WCM will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

      - WCM will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

      -     WCM will vote FOR proposals authorizing share repurchase programs.

D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
TRANSACTIONS

WCM will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

      - WCM will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.  ANTI-TAKEOVER MEASURES

WCM will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

      - WCM will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

      - WCM will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.

F.  OTHER BUSINESS MATTERS

WCM will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

      - WCM will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

      - WCM will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

II.  SHAREHOLDER PROPOSALS

WCM will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

      - WCM will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

      - WCM will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

      - WCM will vote FOR shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III.  VOTING SHARES OF NON U.S. ISSUERS

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

      - WCM will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

      - WCM will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      - WCM will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

      - WCM will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or
            (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

                  (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

                  (2) Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

                  (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

IV.  MUTUAL FUND PROXIES

A.  ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding;

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      - are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

B. CONVERTING CLOSED-END FUND TO OPEN-END FUND

WCM will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

C. PROXY CONTESTS

WCM will vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

D. INVESTMENT ADVISORY AGREEMENTS

WCM will vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

E. APPROVING NEW CLASSES OR SERIES OF SHARES

WCM will vote FOR the establishment of new classes or series of shares.

F. PREFERRED STOCK PROPOSALS

WCM will vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

G. 1940 ACT POLICIES

WCM will vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

H. CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

WCM will vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

EXHIBIT B

Proxy Vote Referral Request:

Company ______________________________________

Vote Due_______________________________________

                       PROXY VOTING REFERRAL REQUEST FORM

From:  Proxy Manager

Please describe any contacts with any person you may have had, apart from the Investment Committee, WCM's Proxy Administration staff, or proxy soliciting firms regarding the proxy on the above referenced company.

Meeting Date: _____________________________________________

Vote Recommendation Due Date: _____________________________

Company Name: _____________________________________________

Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples:

"Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. Rationale:

EXHIBIT C

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.    Company name:____________________________________________

2.    Date of Meeting: ___________________________________________

3.    Referral Item(s): ____________________________________________

4. Description of WCM's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:_____________________________________
      __________________________________________________________________

5.    Describe procedures used to address any conflict of interest:

            Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will:

            1. Vote in Accordance with the Guidelines. To the extent that the
               Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            3. Client Directive to Use an Independent Third Party.
               Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

            The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this section

6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

__________________________________
Name:  Zureen Khairuddin
Title:  Proxy Manager

       GOLDMAN SACHS PROXY VOTING ON BEHALF OF INVESTMENT ADVISORY CLIENTS

                          EFFECTIVE DATE: OCTOBER 2004

A.    PROXY VOTING POLICY

      Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf.

B.    DISCLOSURE OF PROXY VOTING POLICY

      All new clients (US and non-US) who contract with GSAM in the United States and all new US clients who contract with any GSAM affiliate (US or non-US) must receive a copy of our Summary of Policy on Proxy Voting for Investment Advisory Clients before or at account opening. The Client Service Department is responsible for providing this information.

      Any client who requests a copy of our full proxy voting policy should receive GSAM's Policy on Proxy Voting for Investment Advisory Clients.

C.    PROXY RECORDKEEPING REQUIREMENTS - INVESTMENT ADVISERS ACT

      US-registered investment advisers are required to keep certain records with respect to proxies. These requirements are outlined in "Books and Records - Investment Advisers Act" and, for proxies, are summarized as follows:

      -     Copies of all proxy voting policies and procedures.

      - A copy of each proxy statement that the adviser receives in relation to client securities.

      -     A record of each vote cast by the adviser on behalf of each client.

      - A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

      - A copy of each written client request for information on how the adviser voted proxies on behalf of such client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

      For certain of these items, advisers may rely upon outside proxy voting service providers and/or the SEC's EDGAR system.

D.    SPECIAL PROCEDURES

      1. PROXY DISCLOSURE REQUIREMENTS FOR REGISTERED MANAGEMENT INVESTMENT COMPANIES

            Rules under the Investment Company Act of 1940 require registered management investment companies to disclose how they vote proxies relating to the securities they hold. By August 31st of each year, investment companies must file with the SEC on Form N-PX and make available to shareholders the specific proxy votes they cast during the 12-month period ended June 30th of that year. Investment companies are required to make the information filed on Form N-PX available to shareholders by either providing a toll-free number that shareholders can call to request such information or by providing a Web site on which investors can retrieve such information.

            Proxy voting history information for registered management investment companies must be publicly available in accordance with applicable regulations. GSAM's Legal Department, in conjunction with the Fund Treasury Department, is responsible for the filing and publication of Form N-PX and for coordinating with the third-party vendors that support this process. Information for Goldman Sachs proprietary funds is made available on a Web page that can be accessed from the mutual fund area of the Goldman Sachs public Web site. For GSAM sub-advised and GSAM-administered funds, the primary investment advisers or sponsors are responsible for making their own arrangements to provide public access to this information.

      2.    PROXY VOTING FOR GS PRINCETON AND THE PRIVATE EQUITY GROUP

            Both GS Princeton and the Private Equity group have proxy voting policies and procedures specific to their business.

E.    CONFLICTS OF INTEREST

      Pursuant to GSAM's Proxy Voting Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. As described in that policy, votes cast in accordance with ISS guidelines and recommendations should not present conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

           [End of Supplement to Statement of Additional Information]